UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021 (October 18, 2021)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5115 East SR 64 Bradenton, Florida	34208
(Address of Principal Executive Office)	(Zip Code)

(855) 668-3331

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 18, 2021, Assisted 4 Living, Inc., a Nevada corporation (the “Company”), through its indirect wholly-owned subsidiaries, completed the acquisition from Grace Care Centers and its affiliates (collectively, “Seller”) of three skilled nursing facilities located in Texas (the “Facilities”), including the real property, buildings, structures, improvements, fixtures and certain other assets comprising the Facilities (together with the Facilities, the “Assets”) in exchange for an aggregate purchase price of $7,750,000 (the “Purchase Price”). The Assets were acquired pursuant to and in accordance with three Purchase and Sale Agreements and three Management Transfer Agreements (collectively, the “Purchase Agreements”).

The Facilities, located in Olney, Nocona and Henrietta, Texas, are all 5-star rated by CMS for quality and have a combined 258 beds. The Facilities will continue to be leased to local hospital districts, who will continue to be the licensed operators of the Facilities. The Company, through indirect wholly-owned subsidiaries, now owns the Assets and will manage the day-to-day activities of the Facilities pursuant to management agreements which it assumed in connection with the transaction.

The Company, through its indirect wholly-owned subsidiary, financed part of the Purchase Price with a loan from Arena Limited SPV, LLC (“Lender”) in the principal amount of $6,600,000 (the “Loan”). Outstanding principal accrues interest at a rate per annum equal to the sum of the Prime Rate plus 4.125%, with a minimum interest rate per annum of not less than 7.875%. Monthly interest only payments commence on December 15, 2021, and continue each month until the maturity date of the Loan on April 18, 2023, at which time any outstanding principal and accrued and unpaid interest is due and payable. If any principal, interest or any other sums due under the Loan (other than the payment of principal due on the maturity date), is not paid on or prior to the due date, the Company is required to pay Lender upon demand an amount equal to 5% of such unpaid sum. In connection with any repayment or prepayment of principal, a non-refundable fee equal to 0.5% of the principal amount of such repayment or prepayment is due. The Company may prepay the outstanding amount in whole, but not part, upon prior written notice to Lender.

The Company has the right to extend the initial maturity date to October 15, 2023 upon prior written notice to Lender and the payment to Lender of a non-refundable fee equal to 1% of the outstanding principal balance no later than 30 days prior to the maturity date. The Company may extend the maturity date further, to April 15, 2024, upon prior written notice to Lender and the payment to Lender of a non-refundable fee equal to 1% of the outstanding principal balance prior to the extended maturity date.

The Loan is secured by a first priority lien on the Assets, including all amounts received by the Company or any subsidiaries constituting rent or other payment under any leases or management fees under each of the management agreements, which must be deposited into a segregated account at a bank and held in trust for Lender. The Loan is subject to customary affirmative and negative covenants, as well as customary default provisions for late or non-payments or breach of covenants, for loans of this nature. Pursuant to the terms of a guaranty agreement, the Company and several of its direct and indirect wholly-owned subsidiaries, have each unconditionally guaranteed to Lender the payment of all indebtedness, liabilities and obligations of every kind and nature under the Loan.

The foregoing summary of the acquisition of the Assets pursuant to the Purchase Agreements and the Loan Documents, and the transactions contemplated thereunder and any other agreements to be entered into by the parties are qualified in their entirety by reference to the full text of the Purchase Agreements, which attached hereto as Exhibits 2.1 through 2.7, and the Loan Documents, which are attached hereto as Exhibits 10.1 through 10.3, all of which are incorporated herein by reference. You are urged to read said exhibits attached hereto in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth in Item 2.01 above is incorporated by reference into this Item 2.03.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company intends to file the financial statements of Seller required by Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

d) Exhibits.

Exhibit Number	Description
2.1*	Purchase and Sale Agreement dated as of June 21, 2021 by and between Grace Properties Olney, LLC, and Real Living Property Holdings – Texas, LLC
2.2*	Management Transfer Agreement dated as of June 21, 2021 by and between GCC Olney, LLC and Olney Health and Rehab Center, LLC
2.3*	Purchase and Sale Agreement dated as of June 21, 2021 by and between Grace Properties Nocona, LLC, and Real Living Property Holdings – Texas, LLC
2.4*	Management Transfer Agreement dated as of June 21, 2021 by and between GCC Nocona, LLC and Nocona Health and Rehab Center, LLC
2.5*	Purchase and Sale Agreement dated as of June 21, 2021 by and between Grace Properties Henrietta, LLC, and Real Living Property Holdings – Texas, LLC
2.6*	Management Transfer Agreement dated as of June 21, 2021 by and between GCC Henrietta, LLC and Henrietta Health and Rehab Center, LLC
2.7*	Guarantee of Indemnification Obligations made as of June 21, 2021, by Jake Hallsted for the benefit of Nocona Health and Rehab Center, LLC, Henrietta Health and Rehab Center, LLC, Olney Health and Rehab Center, LLC and Real Living Property Holdings – Texas, LLC
10.1	Loan Agreement dated as of October 18, 2021 between Real Living Property Holdings – Texas, LLC and Arena Limited SPV, LLC
10.2	Promissory Note dated October 18, 2021 made by Real Living Property Holdings – Texas, LLC and payable to Arena Limited SPV, LLC
10.3	Guaranty made as of October 18, 2021, by Assisted 4 Living, Inc. and subsidiaries for the benefit of Arena Limited SPV, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed as same Exhibit Number with the Company’s Form 8-K filed June 24, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 22, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO

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